EX-99.906CERT

CERTIFICATIONS

David R. Carson, Chief Executive Officer, and Jennifer L. Leamer, Chief Financial Officer, of Navian Waycross Long/Short Equity Fund (the “Registrant”), each certify to the best of his/her knowledge that:

1.
The Registrant’s periodic report on Form N-CSR for the period ended February 28, 2017 (the “Form N-CSR”) fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER

Ultimus Managers Trust	Ultimus Managers Trust

/s/ David R. Carson	/s/ Jennifer L. Leamer
David R. Carson, Principal Executive Officer of Navian Waycross Long/Short Equity Fund	Jennifer L. Leamer, Treasurer and Principal Accounting Officer

Date: May 9, 2017	Date: May 9, 2017

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Ultimus Managers Trust and will be retained by Ultimus Managers Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

EX-99.906CERT

CERTIFICATIONS

David R. Carson, Chief Executive Officer, and Jennifer L. Leamer, Chief Financial Officer, of HVIA Equity Fund (the “Registrant”), each certify to the best of his/her knowledge that:

1.
The Registrant’s periodic report on Form N-CSR for the period ended February 28, 2017 (the “Form N-CSR”) fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER

Ultimus Managers Trust	Ultimus Managers Trust

/s/ David R. Carson	/s/ Jennifer L. Leamer
David R. Carson, Principal Executive Officer of HVIA Equity Fund	Jennifer L. Leamer, Treasurer and Principal Accounting Officer

Date: May 9, 2017	Date: May 9, 2017

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Ultimus Managers Trust and will be retained by Ultimus Managers Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

EX-99.906CERT

CERTIFICATIONS

David R. Carson, Chief Executive Officer, and Jennifer L. Leamer, Chief Financial Officer, of Ladder Select Bond Fund (the “Registrant”), each certify to the best of his/her knowledge that:

1.
The Registrant’s periodic report on Form N-CSR for the period ended February 28, 2017 (the “Form N-CSR”) fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER

Ultimus Managers Trust	Ultimus Managers Trust

/s/ David R. Carson	/s/ Jennifer L. Leamer
David R. Carson, Principal Executive Officer of Ladder Select Bond Fund	Jennifer L. Leamer, Treasurer and Principal Accounting Officer

Date: May 9, 2017	Date: May 9, 2017

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Ultimus Managers Trust and will be retained by Ultimus Managers Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.